UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2024

Advanced Energy Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1595 Wynkoop Street, Suite 800, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(970) 407-6626

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AEIS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth under Item 5.03 and Item 9.01 of this report is incorporated herein by reference.

Item 5.03 Amendments to the Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On April 25, 2024, at the 2024 Annual Meeting of Stockholders of Advanced Energy Industries, Inc. (“Advanced Energy” or the “Company”), the Company’s stockholders approved an Amended and Restated Certificate of Incorporation of the Company to (i) limit the personal liability of the Company’s officers in light of recent amendments to the Delaware General Corporation Law (“DGCL”) and (ii) make certain other minor, non-substantive updates and improvements (the “Restated Certificate”), which had previously been approved by the Company’s Board of Directors, subject to stockholder approval. On April 25, 2024, the Company filed the Restated Certificate with the Secretary of State of the State of Delaware.

The Restated Certificate is described in detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2024, under the caption “Proposal No. 4 - Approval Of Advanced Energy’s Second Amended and Restated Certificate of Incorporation to Provide Exculpation from Personal Liability for Certain Officers as Permitted by Delaware Law and Make Certain Other Minor, Non-Substantive Updates,” which description is incorporated herein by reference. A copy of the Restated Certificate is also filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Restated Certificate set forth above does not purport to be complete and is qualified in its entirety by reference to such materials.

Third Amended and Restated By-Laws

On April 25, 2024, the Company’s Board of Directors amended and restated the by-laws of the Company (the “Third Amended and Restated By-Laws”), effective immediately upon their adoption. These amendments principally provide for the following:

(i)	to revise the advance notice requirements and procedures for stockholder proposals and director nominations and to address the universal proxy rules adopted by the SEC, including (A) updating the advance notice deadlines for stockholder proposals and nominations to no earlier than the close of business on the one hundred twentieth (120th) day and no later than the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting, or if the meeting date is more than 30 days before or after the first anniversary and the first public announcement of such date is less than one hundred (100) days before the meeting, the tenth (10th) day following such public announcement, (B) updating the advance notice informational and disclosure requirements for stockholder proposals and director nominations, (C) requiring evidence of compliance with Rule 14a-19 under the Securities and Exchange Act of 1934, as amended, and (D) specifying the color of proxy card reserved for exclusive use by the Company;
(ii)	to adopt an exclusive forum provision designating the U.S. federal district courts as the exclusive forum for all claims arising under the Securities Act of 1933, as amended;
(iii)	to align with recent changes to the DGCL, such as those regarding adjournment procedures for stockholder meetings and the provision of the stockholder list;
(iv)	to update the stock ownership requirement to call a special meeting of stockholders to not less than 20% of the shares entitled to vote at the meeting; and
(v)	to make other clarifying, conforming and administrative changes.

A copy of the Third Amended and Restated By-Laws filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing summary description of the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its 2024 Annual Meeting of Stockholders on Thursday, April 25, 2024, to vote on four proposals. The following matters as set forth in the Proxy Statement were voted upon with the results indicated below.

1.	Election of ten (10) directors.

The following ten nominees were elected to serve as directors of the Company, with the following votes tabulated:

	For	Withhold	Broker Non-Vote
Grant H. Beard	34,609,484	72,751	1,298,891
Frederick A. Ball	33,660,884	1,009,802	1,310,440
Anne T. DelSanto	34,489,290	192,945	1,298,891
Tina M. Donikowski	34,371,680	310,555	1,298,891
Ronald C. Foster	34,619,868	62,367	1,298,891
Stephen D. Kelley	34,596,033	86,202	1,298,891
Lanesha T. Minnix	34,464,756	217,479	1,298,891
David W. Reed	34,586,258	95,977	1,298,891
John A. Roush	34,457,612	224,623	1,298,891
Brian M. Shirley	34,598,336	83,899	1,298,891

Each director has been elected to serve until the 2025 Annual Meeting of Stockholders, or until his or her successor has been elected and qualified or until such director’s earlier resignation or removal.

2.	Ratification of the appointment of Ernst & Young LLP as Advanced Energy’s independent registered public accounting firm for 2024.

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024 was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
35,879,956	95,753	5,417	—

3.	Advisory approval on the compensation of Advanced Energy’s named executive officers.

The advisory approval of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
34,361,564	309,087	11,584	1,298,891

4.	Approval of Advanced Energy’s Second Amended and Restated Certificate of Incorporation to provide exculpation from personal liability for certain officers as permitted by Delaware law and make certain other minor, non-substantive updates.

The Second Amended and Restated Certificate of Incorporation was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
30,580,479	4,067,740	34,016	1,298,891

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation

3.2	Third Amended and Restated By-Laws

104	The cover page from Advanced Energy Industries, Inc. Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ENERGY INDUSTRIES, INC.

/s/ Elizabeth K. Vonne
Date: May 1, 2024	Elizabeth K. Vonne
Executive Vice President, General Counsel & Corporate Secretary